UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(415) 348-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 – Financial Statements and Exhibits

  The following exhibits are filed as part of this Current Report on Form 8-K:

10.1	Form of cover sheet for use with all stock option agreements pursuant to the registrant’s 1998 Stock Plan, as amended to date.

10.2	Form of stock option agreement for employee stock options granted pursuant to the registrant’s 1998 Stock Plan, as amended to date.

10.3	Form of stock option agreement with acceleration provision for employee stock options granted pursuant to the registrant’s 1998 Stock Plan, as amended to date.

10.4	Form of stock option agreement with acceleration provision for stock option grants to non-employee directors pursuant to the registrant’s 1998 Stock Plan, as amended to date.

10.5	Form of stock option agreement for stock option grants to non-employee directors pursuant to the registrant’s 1998 Stock Plan, as amended to date.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

October 22, 2004	/s/ William B. Lonergan
Date	William B. Lonergan, Chief Financial Officer